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                                                                   EXHIBIT 10.55

                        TEXAS BIOTECHNOLOGY CORPORATION

                     AMENDED AND RESTATED 1995 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN
            (AS AMENDED BY THE BOARD OF DIRECTORS ON JUNE 30, 1996)

  1.  PURPOSE.

  This 1995 Non-Employee Director Stock Option Plan (this "Plan") of Texas Biotechnology Corporation, a Delaware corporation (the "Company"), is adopted, subject to stockholder approval, for the benefit of the directors of the Company who, during the time of their service, are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentives to serve the Company by increasing their proprietary interest in the success of the Company.

  2.  ADMINISTRATION.

  This Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"), which shall consist of not less than one member of the Board of Directors. For the purposes of this Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including (without limitation) the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of this Plan, or as to non-qualified options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

  3.  OPTION SHARES

  The stock subject to the Options and other provisions of this Plan shall be shares of the Company's Common Stock, par value $.005 per share (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed 200,000 shares in the aggregate; provided, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of
Section 11 of this Plan. Such shares may be treasury shares or authorized but unissued shares.

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  If any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee or the fact that the optionee ceases to be a director, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under this Plan.

  4.   GRANT OF OPTIONS.

  (a) Directors Elected after the Effective Date of this Plan Upon their First Election. Subject to the provisions of Section 18 hereof, for so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who shall be elected a Non-Employee Director after the Effective Date of this Plan, excluding current Non-Employee Directors on the Effective Date of this Plan, shall be granted, on the date of his or her first election, a non-qualified Option to purchase a number of shares of Common Stock having an aggregate fair market value (as defined in Subsection 4(c) below) on the date of grant of $20,000 at a per share Option Price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 11 of this Plan); provided, however, that no Options shall be granted under this Subsection 4(a) for so long as a sufficient number of shares of Common Stock remain available under the Company's existing Stock Option Plan for Non-Employee Directors to permit the grant of options pursuant to the terms of such plan. This Subsection 4(a) shall only apply to a Director the first time he or she is elected Director of the Company and in no event shall this Plan (whether by its sole operation or in operation with any other plans) entitle a Director to receive, upon his initial election to the Board, options to purchase a number of shares of Common Stock in excess of a number of shares of Common Stock having an aggregate fair market value on the date of grant of $20,000. Persons elected to be Directors for a second or any subsequent term shall be granted options in accordance with Subsection 4(b) below.

  (b) Directors Elected after the Effective Date of this Plan Upon their Second or any Subsequent Election. Subject to the provisions of Section 18 hereof, for so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who shall be elected a Non-Employee Director for his or her second (or any subsequent) term after their initial election to the Board of Directors, including current Non-Employee Directors on the Effective Date of this Plan, shall be granted, on the date of each such election, a non-qualified Option to purchase a number of shares of Common Stock having an aggregate fair market value on the date of grant of $15,000 at a per share Option Price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 11 of this Plan); provided, however, that no Options shall be granted under this Subsection 4(b) for so long as a sufficient number of shares of Common Stock remain available under the Company's existing Stock Option Plan for Non-Employee Directors to permit the grant of options pursuant to the terms of such plan. This Subsection 4(b) shall only apply to a Director on his or her second (or any subsequent) election to the Company's Board of Directors after their initial election to the Board of Directors and in no event shall this Plan (whether by its sole operation or in operation with any other plans) entitle a Director to receive, upon any subsequent

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election to the Board, options to purchase a number of shares of Common Stock in excess of a number of shares of Common Stock having an aggregate fair market value on the date of grant of $15,000.

  (c) Fair Market Value. For purposes of this Section 4, the "fair market value" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the fair market value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

  5.  VESTING AND TERM OF OPTIONS.

  Each Option granted shall vest in accordance with the following schedule:

           Subject to the provisions of Section 8 hereof, Options exercisable for one-third (1/3) of the shares granted at the time of any grant shall vest immediately and then an additional one third (1/3) shall vest at the end of the first full calendar year and then the remaining one third (1/3) shall vest at the end of the subsequent full calendar year after the date of such grant, provided that the grantee shall remain a director of the Company at such time. Any unvested Options held by any optionee who subsequently ceases to be a director of the Company for any reason, shall thereupon be immediately null and void and the shares of Common Stock underlying such Options shall again be subject to the grant of an Option in accordance with Section 3 of this Plan. Each Option granted under this Plan shall expire on the tenth anniversary of the date on which the Option was granted.

  6.  EXERCISE OF OPTIONS.

  An optionee may exercise his Option by delivering to the Company a written notice stating (a) that such optionee wishes to exercise such Option on the date such notice is so delivered, (b) the number of shares of Common Stock with respect to which such Option is to be exercised and (c) the address to which the certificate representing such shares of stock should be mailed (the "Option Notice"). To be effective, the Option Notice shall be accompanied by payment of the Option Price for each of such shares of Common Stock. Payment for shares of Common Stock purchased upon the exercise of an Option (the "Option Payment") shall be made on the effective date of such exercise in cash, by certified check, bank cashier's check or wire transfer.

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  As promptly as practicable after the receipt by the Company of the Option
Notice and the Option Payment, a certificate representing the number of shares of stock with respect to which such Option has been so exercised registered in the name of such optionee, shall be delivered to such optionee, provided that delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to optionee at the address specified for that purpose in the Option Notice.

  7.  TRANSFERABILITY OF OPTIONS.

  Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Notwithstanding anything herein to the contrary, should Rule 16b-3(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") be amended to permit Option transfers not permitted at the time of the adoption of this Plan (a) without requiring action by stockholders and (b) without limiting the benefits to the optionee of Rule 16b-3 under the 1934 Act, then in that case, such transfers as are specifically permitted under Rule 16b-3(a)(2) shall be permitted under the Plan without further action, to the fullest extent permissible under Rule 16b-3(a)(2).

  8.  TERMINATION.

  Except as may be otherwise expressly provided in this Plan, each Option, to the extent not previously exercised, shall terminate on the earliest of the following:

          (a) On the last day of the three-month period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death of the optionee, during which period the optionee shall be entitled to exercise all Options held by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors which could have been exercised on such date;

          (b) On the last day of the six-month period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options to the extent otherwise exercisable hereunder on the date of his death; or

          (c) Ten years after the date of grant of such Option.

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  9.  REQUIREMENTS OF LAW.

  The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirement that, if at any time the Board of Directors of the Company or the Committee shall determine that (i) the listing, registration or qualification of the shares subject thereto upon any securities exchange, NASDAQ or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (ii) the consent or approval of any governmental regulatory body, or (iii) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any determination in this connection by the Committee or the Board of Directors shall be final, binding and conclusive. If the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereinafter amended) and, if any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

  10.  NO RIGHTS AS STOCKHOLDER.

  Optionee shall have no rights as a stockholder with respect to shares covered by his or her Options until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 11 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

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  11.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

  The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefor in money, services or property, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under this Plan and the number of shares to be subject to the grants to be made pursuant to Section 4(a) and Section 4(b) shall be adjusted by substituting for the total number and class of shares of stock then reserved or subject to grant the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment, disregarding any fractional shares.

  If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan, after the effective date of such merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of such stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, liquidation, sale or other disposition, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option may be exercised.

  Except as otherwise expressly provided in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

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  12.  CHANGE IN CONTROL

  All Options will be immediately exercisable, whether vested or unvested, upon a Change in Control. "Change in Control" shall mean the occurrence of any of the following events:

  (i) any person becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, provided that the Board of Directors in office immediately prior to the event triggering a Change in Control may, in its sole discretion, determine that a Change in Control has not occurred; provided further, that the acquisition of additional voting securities by any person who is the beneficial owner, directly or indirectly of 20% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a Change in Control for the purposes of this Plan; or

  (ii) the Board of Directors determines, in its sole and absolute discretion, that there has been a Change in Control of the Company."

  13.  AMENDMENT OR TERMINATION OF PLAN.

  The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, bylaws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) materially increase the benefits accruing to participants under this Plan; (b) increase the number of shares of Common Stock that may be issued under this Plan; or (c) modify the requirements as to eligibility for participation in this Plan, unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (x) by law, (y) by the rules and regulations of, or any agreement with, the National Association of Securities Dealers, Inc. or (z) to make available to the optionee with respect to any Option granted under this Plan the benefits of Rule 16b-3 under the 1934 Act, or any similar or successor rule. In addition, this Plan may not be amended more than once every six months with respect to the plan provisions referred to in Rule 16b-3(c)(2)(ii)(A) under the 1934 Act other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board of Directors, all outstanding Options may be terminated.

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  14.  WRITTEN AGREEMENT.

  Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

  15.  INDEMNIFICATION OF COMMITTEE AND BOARD OF DIRECTORS.

  The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

  16.  SECTION 16 MATTERS

  With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 are concerned.

  17.  CONVERSION OF CASH FEE AWARDS.

  At the direction of the Board, the Company may pay cash fees to Non-Employee Directors from time to time for attendance at meetings of the Board or Committees thereof (the "Cash Fee Awards"). Each Non-Employee Director annually may elect to have his Cash Fee Awards paid to him in shares of Common Stock, such number of shares to be determined by dividing the amount of each Cash Fee Award by the fair market value (as defined in Subsection 4(c)) of a shares of Common Stock on the last day of the calendar month in which the Cash Fee Award is awarded. Each such election (i) must be made in a writing delivered to the Company's principal executive offices at 7000 Fannin Street, Suite 1920, Houston, Texas 77030 no later than June 30 of each year, (ii) shall become

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effective on the next January 1 following the Company's receipt thereof, and
(iii) shall be valid during the one-year period beginning on such January 1 through the next December 31. If a Non-Employee Director does not so deliver a written election to the Company by June 30 of any given year, his Cash Fee Awards shall be, continue to be, or resume to be paid in cash, as the case may be, upon expiration of the period covered by an existing effective election, if any.

  18.  EFFECTIVE DATE OF PLAN.

  This Plan shall become effective, subject to stockholder approval, on April 5, 1995, the date it was adopted by the Board of Directors. This Plan, and all Options granted under this Plan prior to stockholder approval, shall be void and of no further force and effect unless this Plan shall have been approved by the requisite vote of the stockholders of the Company on or before April 5, 1996.
No Option shall be granted pursuant to this Plan on or after April 5, 2005.

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